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                                                       [SHIP LOGO VANGUARD/(R)/]





VANGUARD/(R)/ MALVERN FUNDS



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2008


VANGUARD CAPITAL VALUE FUND

Statement of Additional Information Text Changes

On page B-40, the paragraph under the heading "1. Other Accounts Managed" is replaced with the following:

Peter I. Higgins manages Vanguard Capital Value Fund; as of May 31, 2008, the Fund held assets of approximately $489 million. As of May 31, 2008, Mr. Higgins managed six other registered investment companies with total assets of $10.7 billion (advisory fees not based on account performance); three other pooled investment vehicles with total assets of $15 million (advisory fees not based on account performance); and three other accounts with total assets of $434 million (advisory fees based on account performance for all of these accounts).

On page B-41, the last sentence of the last paragraph under the heading "3. Description of Compensation" is replaced with the following:

Mr. Higgins is a partner of the firm.

Also on page B-41, the sentence under "4. Ownership of Securities" is replaced with the following:

As of May 31, 2008, Mr. Higgins owned no shares of the Capital Value Fund.


















(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                    SAI078A 082008